MUNDER CASH INVESTMENT FUND

Class A, B, C, K & Y Shares

Supplement dated April 27, 2004

To Prospectus dated October 31, 2003

Under the heading of “Federal Tax Considerations,” on page 15 of the Prospectus, the section entitled “Taxes on Sales and Exchanges” is amended in its entirety to read as follows:

If as expected, the Fund maintains a stable net asset value of $1.00 per share during the period you own shares of the Fund, then you will not have a taxable gain or loss if you sell shares or exchange from shares of another Munder Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

SUPCASH404

MUNDER TAX-FREE MONEY MARKET FUND

Class A, K & Y Shares

Supplement dated April 27, 2004

To Prospectus dated October 31, 2003

Under the heading of “Federal Tax Considerations,” which begins on page 12 of the Prospectus, the section entitled “Taxes on Sales and Exchanges” is amended in its entirety to read as follows:

If as expected, the Fund maintains a stable net asset value of $1.00 per share during the period you own shares of the Fund, then you will not have a taxable gain or loss if you sell shares or exchange from shares of another Munder Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

SUPTFMM404

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